UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2011

H&Q LIFE SCIENCES INVESTORS

(Exact name of Registrant as specified in its charter)

Massachusetts

(State or other jurisdiction of incorporation)

811-06565	04-3147016
(Commission File Number)	(I.R.S. Employer Identification No.)

2 Liberty Square, 9th Floor, Boston, MA 02109

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code:  (617) 772-8500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events

The Board of Trustees of the Registrant announced that the Fund’s shareholders approved an amendment to the Fund’s Declaration of Trust at a special meeting today and that it has approved a tender offer by the Fund to acquire up to 35% of its outstanding shares, as described in the press release published on May 2, 2011, which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated May 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&Q LIFE SCIENCES INVESTORS

Date: May 3, 2011	By:	/s/ Laura Woodward
Laura Woodward
Treasurer